INCOME TAX	12 Months Ended
Dec. 31, 2025
Disclosure Of Income Tax [Abstract]
INCOME TAX
NOTE 4:	INCOME TAX

a.	Details regarding the tax environment of the Israeli companies:

1)	Corporate tax rate

Taxable income of the Israeli companies is subject to the Israeli corporate tax at the rate of 23% in the years 2025, 2024 and 2023.

2)	Benefits under the Law for the Encouragement of Capital Investments (Investment Law)

The Company's operations in Israel are eligible for benefit of Industrial Enterprise and Preferred Technological Enterprise. Such statuses and related benefits do not require confirmation from the ITA. However,  the Company has applied for and received  Tax Rulings confirming the Company meets the requirements for such statuses, the most recent one received on December 31, 2025 and effective through December 31, 2027. Preferred technological income that meets the conditions required in the law, will be subject to a reduced Israeli corporate tax rate of 12%.

3)	Carryforward losses in Israel

As of December 31, 2025, the net operating loss carryforwards ("NOLs") are approximately USD 25 million (2024: USD 27.8 million), and the Capital Loss carryforward is approximately USD 0.5 million (2024: USD 2.8 million). The losses carryforward can be utilized indefinitely under Israeli tax laws.

b.	Details regarding the tax environment of the non-Israeli companies:

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence as reported in their statutory financial statement prepared under local accounting regulations.

1)	International operations outside of the US

As of December 31, 2025, the NOLs are approximately USD 20.1 million (2024: USD 18.7 million).

2)	US operations

The Group submits a US federal consolidated tax return for all of its US incorporated entities.

The Company has incurred NOLs for U.S. federal income tax purposes. The utilization of these NOL carryforwards may be subject to an annual limitation under Section 382 of the Internal Revenue Code due to ownership changes that have occurred or may occur in the future. As a result, a portion of the Company’s NOLs may expire unused.

Deferred tax assets related to U.S. net operating loss carryforwards have not been fully recognized, as their utilization is subject to limitations under Section 382 of the Internal Revenue Code following ownership changes, and management cannot conclude that realization is probable.

On July 4, 2025, the U.S. government enacted the One Big Beautiful Bill Act (“OBBB”), which made permanent and modified certain provisions of the Tax Cuts and Jobs Act that was signed into law on December 22, 2017, and introduced additional changes to U.S. federal corporate taxation.

In accordance with IAS 12, the Group recognized the effects of the enacted tax law changes in the period in which the legislation was enacted. The impact of the OBBB primarily relates to the remeasurement of deferred tax assets and liabilities, based on the tax rates and provisions expected to apply when the underlying temporary differences reverse.

The OBBB preserved the U.S. federal corporate income tax rate at 21%, reinstated full expensing of domestic research and experimental expenditures, restored 100% bonus depreciation for qualifying property, and modified limitations on interest deductibility under Section 163(j). Certain international tax provisions, including those related to GILTI and FDII, were also amended, with varying effective dates.

As of December 31, 2025, the U.S. federal NOLs carryforwards attributable to prior acquisitions amounted to approximately USD 24.5 million (2024: USD 51.6 million) which will expire in 2032, and an additional approximately USD 256.6 million (2024: USD 265.9 million), available for utilization through 2074.

As of December 31, 2025, the Capital Loss carryforward is approximately USD 29.5 million (2024: USD 29.5 million). Capital losses can be carried back for three years, and forward for five years, and can be subject to several restrictions.

c.	Composition of income tax benefit:

	Year ended December 31
	2025	2024	2023
	USD thousands

Current tax expense (income)
Current year	4,443	5,596	(2,331)
Previous year	-	2,282	-
	4,443	7,878	(2,331)

Deferred tax expense (income)
Creation and reversal of temporary differences	7,773	(4,783)	4,834

Tax expenses	12,216	3,095	2,503

The following are the domestic and foreign components of the Group’s income taxes:

	Year ended December 31
	2025	2024	2023
	USD thousands

Domestic	(173)	4,935	(5,352)
US	11,355	(1,214)	8,712
International	1,034	(626)	(857)

Tax expenses	12,216	3,095	2,503

d.	Reconciliation between the theoretical tax on the pre-tax profit (loss) and the tax expense:
	Year ended December 31
	2025	2024	2023
	USD thousands

Profit (Loss) before taxes on income	37,259	38,532	(18,984)

Tax calculated according to the Company’s domestic tax rate	23%	23%	23%

Tax using the Company's domestic tax rate	8,570	8,862	(4,366)

Additional tax (tax saving) in respect of:
Non-deductible expenses net of non- taxable income (*)	962	575	3,329
Difference between measurement basis of income/expenses for tax purposes and measurement basis of income/expenses for financial reporting purposes	(215)	(2,337)	-
Effect of reduced tax rate in Israel for Preferred Enterprise status	(815)	1,394	4,963
Differences in previous tax assessments	-	2,282	-
Recognition of previously unrecognized tax losses and benefits	(1,922)	(4,224)	(4,942)
Change in temporary differences for which deferred taxes are not recognized	378	(1,411)	656
Effect of different tax rates in foreign jurisdictions	5,258	(2,046)	2,863

Tax expenses	12,216	3,095	2,503

Effective income tax rate	33%	8%	(13%)

(*)	including non- deductible share-based compensation expenses.

e.	Deferred tax assets and liabilities:

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below:

	Intangible Assets and R&D expenses	Employees Compensation	Carryforward Losses	Fixed Assets	Doubtful Debts	Other	Total
	USD thousands
Balance of deferred tax asset (liability) as of January 1, 2024	(12,129)	3,348	15,932	(808)	3,295	2,001	11,639
Changes recognized in profit or Loss	1,938	2,166	(588)	772	650	(155)	4,783
Changes recognized in equity	48	1,021	(125)	(3)	(5)	(3)	933
Balance of deferred tax asset (liability) as of December 31, 2024	(10,143)	6,535	15,219	(39)	3,940	1,843	17,355
Changes recognized in profit or Loss	(2,410)	226	623	(3,405)	(2,247)	(560)	(7,773)
Changes recognized in equity	(80)	(768)	128	22	3	5	(690)
Balance of deferred tax asset (liability) as of December31, 2025	(12,633)	5,993	15,970	(3,422)	1,696	1,288	8,892

As of each reporting date, the Company’s management considers new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets.

f.	Uncertain tax positions:

As of December 31, 2025, and 2024, the Company has gross unrecognized tax benefits of approximately USD 4,166 thousand and USD 6,260 thousand, respectively. The Company classifies liabilities for unrecognized tax benefits in current tax.

g.	Tax assessment:

The tax assessments of the Company in Israel through (and including) 2022 is considered to be final.

U.S. federal income tax returns filed by the Company's U.S. subsidiaries for the tax years up to and including 2020 are no longer subject to general audit. 2021 tax returns are no longer subject to general audit, with the exception of an amendment that was made and which is subject to examination within the relevant statute of limitations from the date of the amendment.  To the extent the Company or its subsidiaries generated net operating losses or tax credits in closed tax years, future use of the net operating loss or tax credit carry forward balance would be subject to examination within the relevant statute of limitations for the year in which it was utilized.